UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) December 31, 2003.


                           GRAVITY SPIN HODINGS, INC.
             (Exact name of registrant as specified in its chapter)


           Nevada                      333-74992                 98-0351859
           ------                      ---------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

2206 - 950 Cambie St. Vancouver, British Columbia, Canada               V6B 5X6
---------------------------------------------------------               -------
        (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OF BUSINESS

On December 31, 2003, Gravity Spin Holdings, Inc. (the "Company") entered into a letter of intent for a joint venture with Guangxi Non-ferrous Metals Trading & Management Company, a company organized under the laws of the People's Republic of China, for the further prospecting and development of the Guangxi Bobai Yingqiao Silver Mine located in Yingqiao Town, Bobai County in Guangxi Province, China. It is intended that both the Company and Guangxi Non-ferrous Metals Trading & Management Company will form a joint venture company to hold all the current assets on the Guangxi Bobai Yingqiao Silver Mine Project (all the metal mineralization and the existing mine developments). In addition, it is intended by both parties that the Company shall have a controlling interest in the joint venture company and be in charge of operations on the Guangxi Bobao Yingqiao Silver Mine Project. In order for the Company to have a controlling interest in the joint venture company, the Company intends to make staged cash payments to own at least 80% of the issued and outstanding shares of the joint venture company. Furthermore, the Company intends to further spend US$1,000,000 on the Guangxi Bobai Yingqiao Silver Mine Project to: (i) expand the current mining and mill production facilities to develop it into a 300 ton/day processing operation; and (ii) conduct exploration activities to increase the current metal mineralization. The amount of investment by the Company is to be confirmed in a future formal joint venture agreement. The Company must notify Guangxi Non-ferrous Metals Trading & Management Company in writing prior to April 30, 2004, whether the Company will undertake to invest in such intended joint venture. If the Company decides to supply such written notification, then the parties will have 60 days from such date to execute a legally binding formal joint venture agreement. The Company will be paying a finder's fee of 100,000 shares of common stock of the Company to True North Management Ltd., a company organized under the laws of Hong Kong, with respect to the entering into the letter of intent for a joint venture with Guangxi Non-ferrous Metals Trading & Management Company. A copy of this letter of intent between the Company and Guangxi Non-ferrous Metals Trading & Management Company, dated December 31, 2003, is attached hereto as Exhibit 10.1.

On January 15, 2004, the Company entered into a letter of intent with Brigade 209 of the Nuclear Industry of Yunnan Province, People's Republic of China ("Brigade 209") to form a new co-operative joint venture company to carry out minerals exploration and development in the 129.5 sq. km. area of the Jinlong Mountain gold district (the "Property"). The Company is to contribute US$5,000,000 as an equity investment into the co-operative joint venture company and Brigade 209 is responsible for obtaining the exploration and mining rights for the gold and copper deposits in the Property and the surrounding area. The co-operative joint venture company will purchase the current exploration results of the Property. Upon these conditions being fulfilled, the Company will own 90% and Brigade 209 will own 10% of the co-operative joint venture company. If and when further funding is required for carrying out more exploration and development activities, the Company will be responsible for providing such funding, however, Brigade 209 will remain a 10% owner of the co-operative joint venture company. The Company is required to make a firm decision and to inform Brigade 209 of the Company's decision as to whether it wishes to proceed with the co-operative joint venture company no later than March 31, 2004. If the Company decides to proceed with the co-operative joint venture company, then both parties will further discuss any matters that have not been reflected in the letter of intent. The Company will be paying a finder's fee of 100,000 shares of common stock of the Company to True North Management Ltd., a company organized under the laws of Hong Kong, with respect to the entering into the letter of intent for a co-operative joint venture company with Brigade 209. A copy of this letter of intent between the Company and Brigade 209, dated January 15, 2004, is attached hereto as Exhibit 10.2.

On January 15, 2004, the Company entered into a letter of intent with Brigade 209 of the Nuclear Industry of Yunnan Province, People's Republic of China ("Brigade 209") to form a new co-operative joint venture company to carry out minerals exploration and development in the 200 sq. km. area of Zhamashi gold, copper and polymetallic deposits in Qilian County of Qinghai Province (the "Property"). The Company is to contribute US$5,000,000 as an equity investment into the co-operative joint venture company and Brigade 209 is responsible for obtaining the exploration and mining rights for the gold and copper deposits in the Property and surrounding area. The co-operative joint venture company will purchase the Zhamashi minerals processing mill and its 0.1364 sq. km. mining right. Upon these conditions being fulfilled, the Company will own 90% and Brigade 209 will own 10% of the co-operative joint venture company. If and when further funding is required for carrying out more exploration and development activities, the Company will be responsible for providing such funding, however, Brigade 209 will remain a 10% owner of the co-operative joint venture company. The Company is required to make a firm decision and to inform Brigade 209 of the Company's decision as to whether it wishes to proceed with the co-operative joint venture company no later than March 15, 2004. If the Company decides to proceed with the co-operative joint venture company, then both parties will further discuss any matters that have not been reflected in the letter of intent. The Company will be paying a finder's fee of 100,000 shares of common stock of the Company to True North Management Ltd., a company organized under the laws of Hong Kong, with respect to the entering into the letter of intent for a co-operative joint venture company with Brigade 209. A copy of this letter of intent between the Company and Brigade 209, dated January 15, 2004, is attached hereto as Exhibit 10.3.


ITEM 5.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.         Description
-----------         -----------

Exhibit 10.1 Letter of Intent between the Company and Guangxi Non-ferrous Metals Trading & Management Company, dated December 31, 2003.

Exhibit 10.2 Letter of Intent between the Company and Brigade 209 of the Nuclear Industry of Yunnan Province, dated January 15, 2004.

Exhibit 10.3 Letter of Intent between the Company and Brigade 209 of the Nuclear Industry of Yunnan Province, dated January 15, 2004.

Exhibit 99.1        Press Release dated January 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 16, 2004

                                          GRAVITY SPIN HOLDINGS, INC.


                                          By:      /s/ Graham Taylor
                                             ----------------------------------
                                          Name:    Graham Taylor
                                          Title:   President



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                                  EXHIBIT INDEX


Number    Exhibit                                                                 Sequential Page Number
------    -------                                                                 ----------------------

10.1      Letter of Intent between the Company and Guangxi Non-ferrous Metals
          Trading & Management Company, dated December 31, 2003.                            6

10.2      Letter of Intent between the Company and Brigade 209 of the Nuclear
          Industry of Yunnan Province, dated January 15, 2004.                              8

10.3      Letter of Intent between the Company and Brigade 209 of the Nuclear
          Industry of Yunnan Province, dated January 15, 2004.                             10

99.1      Press Release dated January 27, 2004                                             12